SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 12, 2019

ENPRO INDUSTRIES, INC
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	NPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 12, 2019, EnPro Holdings, Inc. (“EnPro Holdings”) and Fairbanks Morse, LLC (“Fairbanks Morse”), wholly owned direct and indirect subsidiaries, respectively, of EnPro Industries, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement dated as of December 12, 2019 (the “Purchase Agreement”) with Arcline FM Holdings, LLC, a Delaware limited liability company (the “Buyer”) and an affiliate of Arcline Investment Management, LP, pursuant to which EnPro Holdings has agreed to transfer all of the outstanding equity interests in Fairbanks Morse to the Buyer, and to cause one of its subsidiaries to sell certain related Canadian assets to an affiliate of the Buyer, for an aggregate purchase price of $450 million (the “Transaction”).  The purchase price is subject to potential adjustment based on Fairbanks Morse’s cash, debt and working capital on the date the Transaction is consummated.

The completion of the Transaction is subject to certain customary closing conditions, including, but not limited to, (i) the absence of any order of a court prohibiting the consummation of the Transaction, (ii) regulatory actions, including the expiration or termination of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and (iii) the continued effectiveness of approvals from specified contract third parties.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement.  The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates.  Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person.  Each of the parties is required to use its reasonable best efforts to consummate the Transaction, including by making filings under the HSR Act, in order to complete the Transaction.  There is no financing condition to the completion of the Transaction.

The Purchase Agreement contains customary termination provisions in favor of both EnPro Holdings and the Buyer, including a right to terminate the Purchase Agreement if the Transaction has not been consummated on or prior to April 10, 2020 (or such later date, if any, as the Buyer and EnPro Holdings agree upon in writing).  Both EnPro Holdings and the Buyer have agreed, following the closing, to indemnify the other party for certain retained or acquired liabilities, as applicable, as well as for breaches of a limited set of representations, warranties and covenants.

Simultaneous with the closing of the Transaction, the parties will enter into certain ancillary agreements, including, among others, a transition services agreement.

The foregoing description of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 12, 2019, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Description

Exhibit 2.1	Membership Interest Purchase Agreement dated as of December 12, 2019 among EnPro Holdings, Inc., Fairbanks Morse, LLC and Arcline FM Holdings, LLC*

Exhibit 99.1	Press release dated December 12, 2019.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Certain schedules, annexes and exhibits referred to therein have been omitted pursuant to Item 601(b)(2) of Regulation S-K because the information set forth therein is both not material and would likely cause competitive harm to the Company if publicly disclosed.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and exhibits filed and furnished with this Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Exchange Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbor created thereby.  The words “expect,” “anticipate,” “plan,” “target,” “project,” “believe” and similar expressions identify forward-looking statements.  Forward-looking statements include, without limitation, statements about whether or when the Transaction will be consummated and the anticipated timing or benefits thereof; the application of the anticipated net proceeds thereof; expected financial position; results of operations; business strategy; operating plans; capital and other expenditures, plans and objectives.  These statements are only predictions.  The Company cautions that these statements are based on current estimates of future events and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates.  The Company cautions the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements.  The potential risks and uncertainties include, among others, the possibility that the Company and the Buyer may be unable to obtain regulatory approval or that other conditions to closing the Transaction may not be satisfied such that the Transaction will not close or that the closing may be delayed; general economic conditions; the possibility of unexpected costs, liabilities or delays in connection with the Transaction; risks that the Transaction disrupts current plans and operations of the Company; the ability to recognize the benefits of the Transaction; the amount of the costs, fees, expenses and charges related to the Transaction; the outcome of any legal proceedings that may be related to the Transaction; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement.  In addition, all forward-looking statement should be read in conjunction with the Company’s documents filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2018 and its Quarterly Report on Form 10-Q for the period ended September 30, 2019.  These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. All the forward-looking statements in this Current Report on Form 8-K are qualified in their entirety by reference to the factors discussed under the heading “Risk Factors” in such Form 10-K and Form 10-Q and in any other documents filed by the Company with the Securities and Exchange Commission that describe risks and factors that could cause results to differ materially from those projected in these forward-looking statements.  These risk factors may not be exhaustive.  Further, the Company operates in a continually changing business environment and cannot predict new risk factors that may arise as a result of these changes.  Statements in this Current Report on Form 8-K speak only as of the date hereof.  The Company disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 12, 2019

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary